EXHIBIT 21
SUBSIDIARIES OF THE REGISTRANT

State/ Country
Name	of Formation
@NetHome Co., Ltd.	JAPAN
Altnet Srl	ROMANIA
Artson System Pty Ltd.	AUSTRALIA
Asia Television Advertising LLC	DE
Asia Television Comm. Int. LLC	DE
Assist Internet Srl	ROMANIA
Associated SMR, Inc.	DE
Astral Telecom Company Srl	ROMANIA
Astral Telecom SA	ROMANIA
At Media Sp. z o.o.	POLAND
Austar Entertainment Pty Ltd.	AUSTRALIA
Austar Satellite Pty Ltd.	AUSTRALIA
Austar Satellite Ventures Pty Ltd.	AUSTRALIA
Austar Services Pty Ltd.	AUSTRALIA
Austar United Broadband Pty Ltd.	AUSTRALIA
Austar United Communications Ltd.	AUSTRALIA
Austar United Holdco I Pty Ltd.	AUSTRALIA
Austar United Licenceco Pty Ltd.	AUSTRALIA
Austar United Mobility Pty Ltd.	AUSTRALIA
Auxipar S.A.	FRANCE
Belgium Cable Holdings	DE
Belgium Cable Investors	DE
Bicatobe Investments B.V.	NETHERLANDS
Binan Investments B.V.	NETHERLANDS
Business Advisory Unit Srl	ROMANIA
Cable Management Ireland Ltd.	IRELAND
Cable Net Kobe Ashiya Co. Ltd.	JAPAN
Cable Network Holding B.V.	NETHERLANDS
Cable Network Yachiyo Co. Ltd.	JAPAN
Cable Networks Netherlands Holding B.V.	NETHERLANDS
Cable Systems Engineering Corp.	JAPAN
Cable Vision 21, Inc.	JAPAN
Cablecom GmbH	SWITZERLAND
Cablecom Holdings AG	SWITZERLAND
Cablecom Kabelkommunikation GmbH	SWITZERLAND
Cablecom Luxembourg GP Sarl	LUXEMBOURG
Cablecom Luxembourg SCA	LUXEMBOURG
Cablecom Multimedia GmbH	SWITZERLAND
Canad Systems Internet	ROMANIA
Canal+ Services B.V.	NETHERLANDS
Ccom Holdings Sarl	LUXEMBOURG
Century Programming Ventures Corp.	NV
Century United Programming Ventures Pty Ltd.	AUSTRALIA
chello broadband A.S.	NORWAY
chellomedia B.V.	NETHERLANDS
chellomedia Belgium I B.V.	NETHERLANDS
chellomedia Belgium II B.V.	NETHERLANDS
chellomedia Direct Programming B.V.	NETHERLANDS
chellomedia Holding III N.V.	NETHERLANDS
chellomedia Holding IV N.V.	NETHERLANDS
chellomedia Investments B.V.	NETHERLANDS
chellomedia Priority B.V.	NETHERLANDS
chellomedia Programming B.V.	NETHERLANDS

State/ Country
Name	of Formation
chellomedia Programming Holdings Ltd.	UNITED KINGDOM
chellomedia Programming Services Ltd.	UNITED KINGDOM
chellomedia Services Ltd.	UNITED KINGDOM
chellomedia TV holding B.V.	NETHERLANDS
chellomedia TVI Ltd.	UNITED KINGDOM
Chippawa Pty Ltd.	AUSTRALIA
Chofu Cable Television Kabushiki Kaisha	JAPAN
Chorus Communications Ltd.	IRELAND
Club Channel Ltd.	UNITED KINGDOM
Consultens Networking Srl	ROMANIA
Continental Century Pay TV Pty Ltd.	AUSTRALIA
Cork Communications Ltd.	IRELAND
CTV Pty Ltd.	AUSTRALIA
CVR Srl	ROMANIA
Dovevale Pty Ltd.	AUSTRALIA
Eisa Finance Pty Ltd.	AUSTRALIA
E-Mind S.A.	ARGENTINA
Enalur S.A.	CHILE
Encore International LLC	CO
ESC Programming B.V.	NETHERLANDS
Euronet Group Srl	ROMANIA
Europe Acquisition, Inc.	DE
Extreme Networks Europe Ltd.	UNITED KINGDOM
Extreme VoF	NETHERLANDS
Genius Network System Srl	ROMANIA
Hokusetu Cable Net Co. Ltd.	JAPAN
Horizon TV Distribution Ltd.	IRELAND
Horror Channel Ltd.	UNITED KINGDOM
Iberian Program Services CV	NETHERLANDS
Iberian Program Services Holdings B.V.	NETHERLANDS
IDF Communications Holding S.A.S.	FRANCE
IDF Communications S.A.S.	FRANCE
Ilona Investments Pty Ltd.	AUSTRALIA
InvestCo Belgian Cable 1 Sarl	LUXEMBOURG
InvestCo Belgian Cable 2 Sarl	LUXEMBOURG
IT4Web Srl	ROMANIA
Jacolyn Pty Ltd.	AUSTRALIA
J-COM Finance Co. Ltd.	JAPAN
J-COM Gunma Co. Ltd.	JAPAN
J-COM Kansai Co. Ltd.	JAPAN
J-COM Kanto Co. Ltd.	JAPAN
J-COM Kita-Kyushu Co. Ltd.	JAPAN
J-COM Sapporo Co. Ltd.	JAPAN
J-COM Shonan Co. Ltd.	JAPAN
J-COM Tokyo Co. Ltd.	JAPAN
Jupiter Telecommunications Co. Ltd.	JAPAN
Kidillia Pty Ltd.	AUSTRALIA
Kisarazu Cable Television Co. Ltd.	JAPAN
KRS-Kabelsko razdelilni sistem dd	SLOVENIA
Labesa Holding B.V.	NETHERLANDS
Latin America Media Distribution S.C.A.	URUGUAY
LGI/Sumisho Super Media, LLC	DE
Liberty Brasil DTH, Ltda.	BRAZIL
Liberty Brazil DTH, Inc.	CO
Liberty Cablevision of Puerto Rico Ltd.	BERMUDA
Liberty Chile, Inc.	CO
Liberty Comunicaciones de Chile Uno Limitada	CHILE

State/ Country
Name	of Formation
Liberty Europe, Inc.	CO
Liberty FA Holdings, Inc.	DE
Liberty Family Preferred, LLC	DE
Liberty Founders, Inc.	DE
Liberty Global Europe B.V.	NETHERLANDS
Liberty Global Europe Financing B.V.	NETHERLANDS
Liberty Global Europe Ltd.	UNITED KINGDOM
Liberty Global Europe Management B.V.	NETHERLANDS
Liberty Global Japan, LLC	DE
Liberty Global Switzerland, Inc.	DE
Liberty Holdings Chile, Inc.	DE
Liberty Holdings Europe, Inc.	CO
Liberty Home Shop International, Inc.	CO
Liberty IFE, Inc.	CO
Liberty International Cable Management, Inc.	CO
Liberty Ireland Funding, Inc.	DE
Liberty Japan II, Inc.	DE
Liberty Japan III, Inc.	DE
Liberty Japan MC, LLC	DE
Liberty Japan V, Inc.	DE
Liberty Japan, Inc.	DE
Liberty Jupiter Finance, Inc	DE
Liberty Jupiter VOD, Inc.	DE
Liberty Jupiter, Inc.	DE
Liberty Kanto, Inc.	DE
Liberty Latin Partners, Inc.	DE
Liberty Latin Programming Ltd.	CAYMAN ISLANDS
Liberty Media International Holdings, LLC	DE
Liberty Media International, Inc.	DE
Liberty Mexico DTH, Inc.	CO
Liberty Movies Australia Pty. Limited	AUSTRALIA
Liberty Multicountry DTH, Inc.	CO
Liberty NC X, Inc.	DE
Liberty Pan American Sports, Inc.	DE
Liberty PCAG, Inc.	DE
Liberty Poland, Inc.	CO
Liberty Programming Argentina, LLC	DE
Liberty Programming Australia, Inc.	CO
Liberty Programming Japan II, LLC	DE
Liberty Programming Japan III, LLC	DE
Liberty Programming Japan, Inc.	DE
Liberty Programming South America, LLC	CO
Liberty South America, Srl	ARGENTINA
Liberty UCOMA, LLC	DE
Liberty UGC II, LLC	DE
Liberty UK Radio, Inc.	CO
Liberty Uruguay, Inc.	DE
LMI AISA, LLC	DE
LMI Japan Management, Inc.	DE
LMI Japan MC Holdings, Ltd.	JAPAN
LMI Programming South America S.A.	URUGUAY
LMI TYC Note, Inc.	DE
Lyonnaise Communications S.A.	FRANCE
Media Investment S.A.	POLAND
Media Saitama Co. Ltd.	JAPAN
Medicom AG fur Medienkommunikation	SWITZERLAND
Metropolis Intercom S.A.	CHILE

State/ Country
Name	of Formation
Minorite Pty Ltd.	AUSTRALIA
Monor Telefon Tarsasag RT	HUNGARY
MS Irish Cable Holdings B.V.	NETHERLANDS
Multicanal (Spain) Holding SLU	SPAIN
Multicanal Iberia SLU	SPAIN
Multitel S.A.	BOLIVIA
NBS Broadcasting Services A.B.	SWEDEN
Nextra Tele Com Srl	ROMANIA
Nidlo B.V.	NETHERLANDS
Noos SNC	FRANCE
NTL Communications (Galway) Ltd.	IRELAND
NTL Communications (Ireland) Ltd.	IRELAND
NTL Communications (Waterford) Ltd.	IRELAND
NTL Construction Ltd.	IRELAND
NTL Dublin Cablesystems Ltd.	IRELAND
NTL Irish Networks Ltd.	IRELAND
Odakyu Telecommunications Services Co. Ltd.	JAPAN
Old UGC Holdings, Inc.	DE
Old UGC, Inc.	DE
PayTV Co chello media Belgium N.V./S.A.	BELGIUM
Peru GlobalCom S.A.	PERU
Plator Holding B.V.	NETHERLANDS
Poland Cablevision (Netherlands) B.V.	NETHERLANDS
Pramer S.C.A.	ARGENTINA
Priority Holding B.V.	NETHERLANDS
Priority Telecom B.V.	NETHERLANDS
Priority Telecom Belgium NV/SA	BELGIUM
Priority Telecom France S.A.S.	FRANCE
Priority Telecom GmbH (AUT)	AUSTRIA
Priority Telecom Hungary Kft	HUNGARY
Priority Telecom N.V.	NETHERLANDS
Priority Telecom Netherlands B.V.	NETHERLANDS
Priority Telecom Norway A.S.	NORWAY
Priority Telecom Operating Services B.V.	NETHERLANDS
Priority Telecom Service Corporation, Inc.	DE
Priority Telecom Slovakia s.r.o.	SLOVAK REPUBLIC
Priority Telecom UK International Ltd.	UNITED KINGDOM
Priority Wireless B.V.	NETHERLANDS
Radio TV Riedo AG	SWITZERLAND
RapiX Tecnologia e Internet Ltda.	BRAZIL
Rapp 16 S.A.	FRANCE
Reality (China) Ltd.	UNITED KINGDOM
Reality TV Latin America SCA	URUGUAY
Reality TV Ltd.	UNITED KINGDOM
Reality TV USA Ltd.	UNITED KINGDOM
RetailCo UPCNL Belgium S.A./N.V.	BELGIUM
Rhône Vision Cable S.A.S.	FRANCE
Romantica (East) Ltd.	UNITED KINGDOM
Rom WestElectronics Srl	ROMANIA
Satline Co. Srl	ROMANIA
Saturn (NZ) Holding Company Pty Ltd.	AUSTRALIA
SIRC Holding SNC	FRANCE
SIRC SNC	FRANCE
Sitel SA	SWITZERLAND
Societe de development de la Plaque 3	FRANCE
Somerco SARL	FRANCE
Star GlobalCom S.A.	PERU

State/ Country
Name	of Formation
Studio Company Sp z.o.o.	POLAND
STV Pty Ltd.	AUSTRALIA
Suez-Lyonnaise Telecom S.A.	FRANCE
Super Network U (Urayasu) Inc.	JAPAN
Tapiotel ZRT	HUNGARY
Teledistal SA	SWITZERLAND
Telelavaux SA	SWITZERLAND
Teleweb S.A.	PARAGUAY
TME France	FRANCE
Transilvania Telecom Srl	ROMANIA
Trnavatel s.r.o.	SLOVAK REPUBLIC
Tsuchiura Cable Television Co. Ltd.	JAPAN
TV Show Brasil S.A.	BRAZIL
UAP Australia Programming Pty Ltd.	AUSTRALIA
UCOM Latin America Finance, Inc.	CAYMAN ISLANDS
UGC Europe B.V.	NETHERLANDS
UGC Europe, Inc.	DE
UGC Properties, Inc.	CO
UGC/SPCo., Inc.	DE
UGCE Services B.V.	NETHERLANDS
UGCH Finance, Inc.	CO
UIH Romania Ventures, Inc.	DE
UIM Aircraft, Inc.	CO
United Asia\Pacific Communications, Inc.	DE
United AUN, Inc.	CO
United Austar Partners	CO
United Brazil, Inc.	CO
United Chile Ventures, Inc.	CAYMAN ISLANDS
United Chile, Inc.	CO
United CMH Holdings Inc.	DE
United Communications Finance, Inc.	CO
United Football Broadcasting B.V.	NETHERLANDS
United Internet, Inc.	CO
United Japan, Inc.	CO
United Latin America Management, Inc.	CO
United Latin America Programming, Inc.	CO
United Latin America, Inc.	CO
United Latin America Holdings, Inc.	CO
United Latin American Ventures, Inc.	CAYMAN ISLANDS
United Management, Inc.	CO
United Mexico Resources Inc.	CO
United Pan-Europe Communications N.V.	NETHERLANDS
United Peru, Inc.	CO
United Programming, Inc.	CO
United UAP, Inc.	CO
United UPC Bonds LLC	DE
UnitedGlobalCom do Brasil Telecomunicações Ltda.	BRAZIL
UnitedGlobalCom, Inc.	DE
UPC Austria GmbH	AUSTRIA
UPC Austria Holding B.V.	NETHERLANDS
UPC Aviation Services Inc.	CO
UPC Belgium S.A.	BELGIUM
UPC Broadband ECC Services B.V.	NETHERLANDS
UPC Broadband France S.A.S.	FRANCE
UPC Broadband Holding B.V.	NETHERLANDS
UPC Broadband Holding Services B.V.	NETHERLANDS
UPC Broadband Ireland B.V.	NETHERLANDS

State/ Country
Name	of Formation
UPC Broadband Ireland Ltd.	IRELAND
UPC Broadband N.V.	NETHERLANDS
UPC Broadband Operations B.V.	NETHERLANDS
UPC Central Europe Holding B.V.	NETHERLANDS
UPC Ceská Republika a.s.	CZECH
UPC Czech Holding B.V.	NETHERLANDS
UPC Digital AB	SWEDEN
UPC Direct Programming II B.V.	NETHERLANDS
UPC Exploitation Holding B.V.	NETHERLANDS
UPC Exploitation II B.V.	NETHERLANDS
UPC Financing Partnership	DE
UPC France Holding B.V.	NETHERLANDS
UPC France S.A.	FRANCE
UPC France Services S.A.	FRANCE
UPC HoldCo I N.V.	NETHERLANDS
UPC HoldCo III B.V.	NETHERLANDS
UPC HoldCo IV B.V.	NETHERLANDS
UPC HoldCo V B.V.	NETHERLANDS
UPC HoldCo VI B.V.	NETHERLANDS
UPC HoldCo VII B.V.	NETHERLANDS
UPC Holding B.V.	NETHERLANDS
UPC Holding II B.V.	NETHERLANDS
UPC Hrvatska d.d.	CROATIA
UPC Intermediates B.V.	NETHERLANDS
UPC Internet Holding B.V.	NETHERLANDS
UPC Investments I B.V.	NETHERLANDS
UPC Ireland B.V.	NETHERLANDS
UPC Magyarorszag Kft	HUNGARY
UPC Nederland B.V.	NETHERLANDS
UPC Nederland Mobile B.V.	NETHERLANDS
UPC Nederland Services B.V.	NETHERLANDS
UPC Norge AS	NORWAY
UPC Poland Holding B.V.	NETHERLANDS
UPC Polska Sp. z o.o.	POLAND
UPC Romania Holding B.V.	NETHERLANDS
UPC Romania S.A.	ROMANIA
UPC Romania, Inc.	CO
UPC Scandinavia Holding B.V.	NETHERLANDS
UPC Slovakia Holding B.V.	NETHERLANDS
UPC Slovenia Holding B.V.	NETHERLANDS
UPC Slovensko s.r.o.	SLOVAK REPUBLIC
UPC Staffing Inc.	DE
UPC Sverige AB	SWEDEN
UPC Telekabel Graz GmbH	AUSTRIA
UPC Telekabel Klagenfurt GmbH	AUSTRIA
UPC Telekabel Wien GmbH	AUSTRIA
UPC Telekabel-Fernsehnetz Region Baden Betriebs GmbH	AUSTRIA
UPC Telekabel-Fernsehnetz Wiener Neustadt Neunkirchen
Betriebs GmbH	AUSTRIA
UPC Telemach Broadband doo	SLOVENIA
UPC Wireless GmbH	AUSTRIA
UPCH, LLC	DE
Video 2000	SWITZERLAND
VTR Banda Ancha S.A.	CHILE
VTR Galaxy Chile S.A.	CHILE
VTR Global Carrier S.A.	CHILE
VTR GlobalCom S.A.	CHILE

State/ Country
Name	of Formation
VTR Ingenieria S.A.	CHILE
VTR Net S.A.	CHILE
Westward Cables Ltd.	IRELAND
Westward Horizon	IRELAND
Windytide Pty Ltd.	AUSTRALIA
Wireless Venture AG	SWITZERLAND
Wizja TV II B.V.	NETHERLANDS
Wollongong/Microwave Pty Ltd.	AUSTRALIA
Zomerwind Holding B.V.	NETHERLANDS
Zone Broadcasting (EMC) Ltd.	UNITED KINGDOM
Zone Broadcasting (Maximum Reality) Ltd.	UNITED KINGDOM
Zone Licensing Ltd.	UNITED KINGDOM
Zone Studios Ltd.	UNITED KINGDOM
Zone Studios Srl	ROMANIA
Zone Vision (China) Ltd.	UNITED KINGDOM
Zone Vision Cable & Satellite Ltd.	UNITED KINGDOM
Zone Vision Czech sro	CZECH REPUBLIC
Zone Vision Enterprises Ltd.	UNITED KINGDOM
Zone Vision Networks Ltd.	UNITED KINGDOM
Zone Vision Poland Sp z.o.o.	POLAND
Zone Vision Romania Srl	ROMANIA
Zone Vision Trustco Ltd.	UNITED KINGDOM